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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 14, 2005


                        SUPERCONDUCTIVE COMPONENTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



     Ohio                             0-31641                       31-1210318
----------------               ---------------------              --------------
(STATE OR OTHER                (COMMISSION FILE NO.)              (IRS EMPLOYER
JURISDICTION OF                                                   IDENTIFICATION
INCORPORATION OR                                                      NUMBER)
 ORGANIZATION)


                               2839 Charter Street
                              Columbus, Ohio 43228
                                 (614) 486-0261
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

         To obtain funding for the payment of debt and other payables, and for capital equipment and general working capital, Superconductive Components, Inc. (the "Company") entered into Subscription Agreements with various accredited investors (the "Investors") from August 2, 2005 to October 14, 2005, for the sale of investment units (the "Units"), with each Unit consisting of (i) 1,000 shares of the Company's common stock without par value (the "Common Stock"), and
(ii) a warrant to purchase 250 shares of Common Stock at $3.00 per share until October 14, 2010 (the "Warrants"). The Company offered the Units to accredited investors as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the "Act"), at a price of $2,000 per Unit.

         The Investors purchased an aggregate of $1,973,110 in Units representing 986,555 shares of Common Stock at a price of $2.00 per share, and warrants to purchase an additional 246,639 shares of Common Stock at $3.00 per share until October 14, 2010. The Company received $1,386,000 in cash from the Investors in exchange for the purchase of 693 Units representing (i) 693,000 shares of Common Stock, and (ii) warrants to purchase an additional 173,250 shares of Common Stock. The Company sold an additional 293.6 Units representing
(i) 293,555 shares of Common Stock, and (ii) warrants to purchase an additional 73,389 shares of Common Stock, in exchange for the cancellation of an aggregate $587,110 of indebtedness of the Company held by four of the Investors.

         The Company granted the Investors registration rights with respect to the Common Stock and the shares of Common Stock underlying the Warrants. Pursuant to the terms of the Subscription Agreements, the Company must prepare and file with the Securities and Exchange Commission a registration statement covering the shares of Common Stock and the shares of Common Stock underlying the Warrants. The Company also granted the Investors piggyback registration rights with respect to the Common Stock and shares of Common Stock underlying the Warrants.

         The Company offered and sold the securities to the Investors in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Act and Rule 506 promulgated thereunder. Each of the Investors is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Act.

ITEM 7.01 REGULATION FD DISCLOSURE.

         On October 19, 2005, the Company issued a press release regarding the completion of its private equity financing. A copy of the Company's press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

         The information contained in Item 7.01 of this Current Report on Form 8-K, including exhibit 99.1 hereto, shall not be treated as "filed" for purposes of the Securities Exchange Act of 1934, as amended.

         Statements contained or incorporated by reference in this Current Report on Form 8-K which relate to other than strictly historical facts, such as statements about the Company's plans and strategies, expectations for future financial performance, new and existing products and



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technologies, and markets for the Company's products, are forward-looking statements. These forward-looking statements involve numerous risks and uncertainties, including, without limitation: the development of the thin film battery market, the impact of competitive products and services, the ability to adapt to technological changes, the availability of capital, and other risks and uncertainties detailed in the Company's most recent Annual Report on Form 10-KSB and other Securities and Exchange Commission filings. One or more of these factors have affected, and could in the future affect, the company's projections. Therefore, there can be no assurances that the forward-looking statements will prove to be accurate. In light of the significant uncertainties in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the company, or any other persons, that the objectives and plans of the company will be achieved. All forward-looking statements are based on information presently available to the management of the company. The company assumes no obligation to update any forward-looking statements.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.


Exhibit
Number                              Exhibit Description

99.1 Superconductive Components, Inc. press release dated October 19, 2005, entitled "Superconductive Components, Inc. Completes Private Equity Financing."


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              SUPERCONDUCTIVE COMPONENTS, INC.


Date:   October 19, 2005                      By: /s/ Daniel Rooney
                                                  -----------------------
                                                  Daniel Rooney
                                                  President and
                                                  Chief Executive Officer




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